Exhibit 99

FOR IMMEDIATE RELEASE

Quad/Graphics to Acquire Mexican Printing Assets From and Sell Canadian Assets to Transcontinental

SUSSEX, WI, July 13, 2011 — Quad/Graphics Inc. (NYSE: QUAD) and Transcontinental Inc. (TSX: TCL.A, TCL.B, TCL.PR.D) today announced that they have entered into a definitive agreement whereby Quad/Graphics will acquire Transcontinental’s Mexican operations and sell its Canadian operations to Transcontinental (with the exception of Quad/Graphics’ Vancouver, B.C., facility). Further, Quad/Graphics will receive a portion of Transcontinental’s Canadian book printing business that is produced for U.S. export.

The transactions have been approved by the boards of directors of both companies and are subject to customary regulatory clearances, including under the Mexican Federal Law on Economic Competition and the Canadian Competition Act. The definitive agreement allows for the transactions to close independently of each other, but both are expected to close in the fall of 2011. Essentially, these transactions represent an exchange of assets.

“This agreement is a win-win for Quad/Graphics and Transcontinental and one that will create long-term value for both companies,” said Joel Quadracci, Chairman, President & Chief Executive Officer of Quad/Graphics. “We have long recognized the high growth potential in Mexico and South America. This acquisition supports our strategy to grow profitably in geographies and segments where we can be a market leader through a diverse product offering, and a superior and efficient operating platform. This acquisition expands on our existing presence in Mexico and is expected to provide solid synergy opportunities and position us to achieve our platform, earnings and market-leadership objectives.”

Transcontinental currently employs approximately 900 people among its three facilities in Azcapotzalco, Toluca and Xochimilco, Mexico, and forecasts to generate approximately US$70 million of revenues for fiscal year 2011. “By acquiring Transcontinental’s Mexican assets, we will become the leading producer of magazines, retail inserts and catalogs in Mexico,” said Tony Scaringi, newly named President & General Manager of Latin America. “We will roll out Quad/Graphics’ long-standing best practices in Lean Enterprise, safety and technical education to the expanded platform, further enhancing our position as the sustainable, value-added print producer for all of Latin America.”

Added Mr. Quadracci: “Through this transaction, we will be redeploying our capital to the emerging market in Mexico, which has a growing middle class and a population more than three times the size of Canada. To drive growth in Canada would have required a substantial capital investment. Canada is a lower growth, highly competitive print market with excess capacity. That market reality, combined with declining revenues and earnings, and along with the underfunded pension obligations of the Canadian business, makes Canada a less-compelling long-term value creation opportunity for us compared to Mexico.”

Given the synergy opportunities from integrating operations in Mexico as well as the higher, more profitable growth the company anticipates there, Quad/Graphics expects this transaction will create positive incremental Adjusted EBITDA within 12 to 24 months following the close of the transaction.

In the transaction, Transcontinental will also transfer to Quad/Graphics its black and white book printing business destined for U.S. export, which represents approximately US$25 million in revenues.

As part of the Canadian transaction, Transcontinental will assume retirement pension and post-retirement obligations approximating US$75 million and acquire seven Quad/Graphics facilities (consisting of six printing plants and a premedia operation) that employ approximately 1,500 people and are forecasted to generate approximately US$310 million of revenues in fiscal year 2011. The facilities are located in Aurora, Concord and Markham (Toronto), Ontario; LaSalle and Montreal, Québec; Edmonton, Alberta; and Dartmouth, Nova Scotia.

François Olivier, President and Chief Executive Officer of Transcontinental, said: “The acquisition of the Canadian assets of Quad/Graphics is in line with our strategy to strengthen our more traditional print assets in Canada and is key to maintain a solid business going forward given the competitive and industry dynamics. It will allow us to leverage the over $700 million in investments we made to our printing platform over the last several years, it will generate significant synergies and it will better equip us to face the new challenges in our industry.”

About Quad/Graphics

Quad/Graphics (NYSE: QUAD) is a global provider of print and related multichannel solutions for consumer magazines, special interest publications, catalogs, retail inserts/circulars, direct mail, books, directories, and commercial and specialty products, including in-store signage. Headquartered in Sussex, Wis. (just west of Milwaukee), the Company has approximately 24,000 full-time equivalent employees working from more than 60 print-production facilities as well as other support locations throughout the United States, Canada, Latin America and Europe. As a printing industry innovator, Quad/Graphics (www.QG.com) is redefining the power of print in today’s multimedia world by helping its clients use print as the foundation of multichannel communications strategies to drive their top-line revenues.

Notes Regarding Quad/Graphics Inc. Forward-Looking Statements

To the extent any statements made in this press release contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, Quad/Graphics’ objectives, goals, strategies, beliefs, intentions, plans, estimates, prospects, projections and outlook, and can generally be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “believe,” or “continue,” or the negatives of these terms, variations on them and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Quad/Graphics. These risks, uncertainties and other factors could cause actual results to differ materially from those expressed or implied by those forward-looking statements.  Among such risks, uncertainties and other factors that may impact Quad/Graphics are: the impact of significant overcapacity in the commercial printing industry, which creates downward pricing pressure and fluctuating demand for printing services; the impact of fluctuations in costs and availability of raw materials, energy costs and freight rates;  Quad/Graphics may be unable to achieve the estimated potential synergies expected from the completed acquisition of Worldcolor or it may take longer or cost more than expected to achieve those synergy savings; unexpected costs or liabilities related to the acquisition, including the effects of purchase accounting that may be different from Quad/Graphics’ allocations; failure to successfully integrate the operations of Quad/Graphics and Worldcolor; the impact of electronic media and similar technological changes; changes in macroeconomic or political conditions in the countries where Quad/Graphics operates; regulatory matters and risks; legislative developments or changes in laws;  the impact of fluctuations in interest rates and foreign exchange rates; the retention of existing, and continued attraction of additional, key employees; and the effect of accounting pronouncements issued periodically by standard-setting bodies.

Quad/Graphics cautions that the foregoing list of risks, uncertainties and other factors is not exhaustive and you should carefully consider the other factors detailed from time to time in Quad/Graphics’ filings with the United States Securities and Exchange Commission and other uncertainties and potential events when relying on the Company’s forward-looking statements to make decisions with respect to Quad/Graphics.

Because forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Except to the extent required by the federal securities laws, Quad/Graphics undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Contacts for Quad/Graphics Inc.

Media:
Claire Ho, Director of Corporate Communications, Quad/Graphics (U.S.)

414-566-2955, Claire.Ho@qg.com

Investor Relations:
Barb Bolens, Assistant Treasurer and Director of Investor Relations, Quad/Graphics (U.S.)

414-566-4959, Barb.Bolens@qg.com